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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 August 11, 2003
                        (Date of earliest event reported)



                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



            DELAWARE                                  001-14039                             64-0844345
 (State or other jurisdiction of              (Commission File Number)                   (I.R.S. Employer
 incorporation or organization)                                                       Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

     EXHIBIT NUMBER                       TITLE OF DOCUMENT

         99.1 Press release dated August 7, 2003 announcing conference call regarding Callon Petroleum Company's operating results for the quarter and six months ended June 30, 2003.

         99.2 Press release dated August 11, 2003 providing information regarding Callon Petroleum Company's operating results for the quarter and six months ended June 30, 2003.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         PLANS

         Not applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 7, 2003 and August 11, 2003, Callon Petroleum Company issued the press releases attached as Exhibits 99.1 and 99.2 providing information regarding the company's operating results for the quarter and six months ended June 30, 2003 and announcing the company's conference call regarding such operating results.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CALLON PETROLEUM COMPANY



August 11, 2003                              By:  s/s John S. Weatherly
---------------                                   ------------------------------
                                                  John S. Weatherly
                                                  Senior Vice President and
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER                           TITLE OF DOCUMENT
--------------                           -----------------

         99.1 Press release dated August 7, 2003 announcing conference call regarding Callon Petroleum Company's operating results for the quarter and six months ended June 30, 2003.

         99.2 Press release dated August 11, 2003 providing information regarding Callon Petroleum Company's operating results for the quarter and six months ended June 30, 2003.




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